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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-26377) of CIDCO Incorporated of our report dated January 19, 1998 appearing on page 26 of the Company's Annual Report on Form 10-K for the year ended December 31, 1997.



PRICE WATERHOUSE LLP
San Jose, California
March 30, 1998